UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 30, 2005

Affiliated Computer Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12665 (Commission File Number)	51-0310342 (IRS Employer Identification No.)

2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)

(214) 841-6111
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 1.01	Entry into a Material Definitive Agreement

     On June 30, 2005, Affiliated Computer Services, Inc. (the “Company”) amended (the “Amendment”) its Supplemental Executive Retirement Agreement (the “Agreement”) with its Chairman Darwin Deason (“Executive”). The Amendment among other things redefines the Normal Retirement Date to mean the date Executive terminates his employment under that certain Employment Agreement dated February 16, 1999 by and between the Company and the Executive. The description set forth in this Item 1.01 is general in nature and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

10.1	Amendment No. 2 to Supplemental Executive Retirement Agreement, dated as of June 30, 2005, between Affiliated Computer Services, Inc. and Darwin Deason.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.
Date: July 1, 2005
By:	/s/ Warren D. Edwards
	Name:	Warren D. Edwards
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment No. 2 to Supplemental Executive Retirement Agreement, dated as of June 30, 2005, between Affiliated Computer Services, Inc. and Darwin Deason.

4